================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 29, 2005

                            STILLWATER MINING COMPANY
             (Exact name of registrant as specified in its charter)

             Delaware                   1-13053              81-0480654
   ----------------------------       ------------       -------------------
   (State or Other Jurisdiction       (Commission          (IRS Employer
         of Incorporation)            File Number)       Identification No.)


      1321 Discovery Drive, Billings, Montana                  59102
      ----------------------------------------               ----------
      (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code   (406) 373-8700

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01.  OTHER EVENTS.

        On April 29, 2005, Stillwater Mining Company issued a press release that an employee was fatally injured.. The press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference

ITEM 9.01 FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

99.1    Press release issued on April 29, 2005, by Stillwater Mining Company.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STILLWATER MINING COMPANY


Dated: April 29, 2005                    By:    /s/ John R. Stark
                                                --------------------------------
                                         Name:  John R. Stark
                                         Title: Vice President, Human
                                                Resources, Secretary and General
                                                Counsel